UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (date of earliest event reported):

January 30, 2004

ENERGYSOUTH, INC.

(Exact name of registrant as specified in its charter)

Alabama (State or other jurisdiction of incorporation)	333-42057 (Commission File Number)	58-2358943 (IRS Employer Identification No.)

2828 Dauphin Street Mobile, Alabama (Address of principal executive offices)		36606 (Zip Code)

Registrant’s telephone number, including area code:
(251) 450-4774

Not Applicable
(Former name or former address, if changed since last report)

Exhibit Index at page: 3

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Description

99.1	EnergySouth, Inc. press release dated January 30, 2004

Item 12. Results of Operations and Financial Condition.

The following information is being furnished pursuant to Item 12 (“Results of Operations and Financial Condition”).

On January 30, 2004, EnergySouth, Inc. (the “Company”) issued a press release announcing earnings for the fiscal quarter ended December 31, 2003 and the declaration of a dividend on outstanding Common Stock. The full text of the press release is set forth in Exhibit 99.1 hereto. Pursuant to General Instruction B, subsection 6, of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but is instead furnished as required by that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

ENERGYSOUTH, INC

Date: January 30, 2004	By:	/s/ G. Edgar Downing, Jr.

G. Edgar Downing, Jr. Secretary

EXHIBIT INDEX

Exhibit		Page
Number	Description	Number

99.1	EnergySouth, Inc. press release dated January 30, 2004	4

3